Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS THIRD QUARTER RESULTS

ANNAPOLIS, MD, November 1, 2016 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended September 30, 2016.
HIGHLIGHTS

•	RevPAR: 0.7% decrease for the hotel portfolio over the same period in 2015.

•	Adjusted Hotel EBITDA Margin: 60 basis point decrease to 34.6% for the hotel portfolio over the same period in 2015.

•	Adjusted Hotel EBITDA: $57.0 million.

•	Adjusted Corporate EBITDA: $52.9 million.

•	Net income available to common shareholders: $23.5 million or $0.40 per diluted common share.

•	Adjusted FFO: $42.1 million or $0.71 per diluted common share.

“Pricing pressure from corporate customers continues to be the primary headwind for our portfolio in the second half of 2016,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. “Although our operators have been able to hold occupancy levels at our hotels at historically high levels, ADRs have been pressured more than expected which in turn has impacted our operating results and margins. In addition, our fourth quarter operating results are expected to be negatively impacted by approximately $1.5 million as a result of the Zika virus and Hurricane Matthew in Miami and operational challenges at our hotels in New Orleans, which we are working to correct. Furthermore, management fee waivers received and favorable property tax adjustments recorded at several of our hotels last year totaling $1.5 million negatively impact our margin comparison in the fourth quarter. We and our hotel operators are intensely focused on both revenue management and cost containment and reduction measures to minimize the impact of the current revenue trends we are experiencing.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three and nine months ended September 30, 2016 and 2015 (in millions, except share and per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Total revenue	$164.5	$165.0	$474.6	$436.4

Net income available to common shareholders	$23.5	$24.8	$57.3	$45.5
Net income per diluted common share	$0.40	$0.42	$0.97	$0.78

Adjusted Hotel EBITDA	$57.0	$58.1	$159.6	$142.8

Adjusted Corporate EBITDA	$52.9	$54.1	$145.6	$129.7

AFFO available to common shareholders	$42.1	$42.9	$112.0	$97.1
AFFO per diluted common share	$0.71	$0.73	$1.90	$1.69

Weighted-average number of diluted common shares outstanding	58,928,433	58,991,087	58,894,529	57,536,971
HOTEL OPERATING RESULTS
Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared using the following key operating metrics: occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin. The Trust uses the term "pro forma" to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. As of September 30, 2016, the Trust owned 22 hotels. Since two of its hotels owned as of September 30, 2016 were acquired during 2015, the key operating metrics below reflect the pro forma operating results for those hotels for the nine months ended September 30, 2015.
Included in the following table are comparisons of the key operating metrics for the hotel portfolio for the three and nine months ended September 30, 2016 and 2015 (in thousands, except for ADR and RevPAR):

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

	Three Months Ended September 30,			Nine Months Ended September 30,
	2016	2015	Change	2016	2015(1)	Change
Occupancy	88.8%	87.9%	90 bps	85.2%	82.0%	320 bps
ADR	$233.19	$237.33	(1.7)%	$229.20	$230.75	(0.7)%
RevPAR	$207.12	$208.58	(0.7)%	$195.34	$189.32	3.2%

Adjusted Hotel EBITDA	$56,983	$58,087	(1.9)%	$159,631	$149,630	6.7%
Adjusted Hotel EBITDA Margin	34.6%	35.2%	(60) bps	33.6%	32.8%	80 bps

__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.

Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
FINANCING ACTIVITY
On August 1, 2016, the Trust prepaid without penalty its previous mortgage loan secured by the Courtyard Washington Capitol Hill/Navy Yard, which had an outstanding principal balance at the time of $34.0 million, with a borrowing under its revolving credit facility.
CAPITAL MARKETS ACTIVITY
The Trust has not sold any common shares under its continuous at-the-market (ATM) program or repurchased any common shares under its share repurchase program during 2016.
DIVIDENDS
On July 15, 2016, the Trust paid dividends in the amounts of $0.40 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of June 30, 2016. On September 19, 2016, the Trust declared dividends in the amounts of $0.40 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of September 30, 2016. Both dividends were paid on October 14, 2016.
2016 OUTLOOK
The Trust is updating its 2016 outlook to incorporate its third quarter results and recent operating trends and fundamentals. The updated outlook assumes no acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Fourth Quarter 2016	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$7.2	$9.3
Net income per diluted common share	$0.12	$0.16

Adjusted Corporate EBITDA	$36.4	$38.7

AFFO available to common shareholders	$26.1	$28.2
AFFO per diluted common share	$0.44	$0.48

Corporate cash general and administrative expense	$2.0	$2.2
Corporate non-cash general and administrative expense	$2.3	$2.3

Weighted-average number of diluted common shares outstanding	58.8	58.8

22-HOTEL PORTFOLIO:

RevPAR	$170.00	$174.00
RevPAR change as compared to 2015	(3.0)%	(1.0)%
Adjusted Hotel EBITDA	$40.8	$43.3
Adjusted Hotel EBITDA Margin	29.2%	30.2%
Adjusted Hotel EBITDA Margin change as compared to 2015	(350) bps	(250) bps

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Full Year 2016	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$64.1	$66.2	$69.6	$74.6
Net income per diluted common share	$1.09	$1.13	$1.18	$1.27

Adjusted Corporate EBITDA	$182.0	$184.3	$188.0	$193.5

AFFO available to common shareholders	$138.1	$140.2	$143.7	$148.7
AFFO per diluted common share	$2.35	$2.39	$2.45	$2.53

Corporate cash general and administrative expense	$8.9	$9.1	$9.5	$10.0
Corporate non-cash general and administrative expense	$9.5	$9.5	$9.5	$9.5

Weighted-average number of diluted common shares outstanding	58.7	58.7	58.7	58.7

22-HOTEL PORTFOLIO:

RevPAR	$189.00	$190.00	$191.00	$194.00
Pro forma RevPAR change as compared to 2015(1)	1.7%	2.2%	3.0%	4.5%
Adjusted Hotel EBITDA	$200.4	$202.9	$207.0	$213.0
Adjusted Hotel EBITDA Margin	32.6%	32.8%	33.2%	33.7%
Pro forma Adjusted Hotel EBITDA Margin change as compared to 2015(1)	(10) bps	10 bps	50 bps	100 bps

___________

(1)	The comparable 2015 period includes results of operations for certain hotels prior to their acquisition by the Trust.

NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gain (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Tuesday, November 1, 2016 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 94253678. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on November 8, 2016. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 94253678. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,694 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s fourth quarter and full year 2016 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

this release is as of November 1, 2016, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2016	December 31, 2015
	(unaudited)

ASSETS
Property and equipment, net	$1,887,280	$1,926,944
Intangible assets, net	35,980	36,414
Cash and cash equivalents	56,909	50,544
Restricted cash	41,171	40,361
Accounts receivable, net	26,812	15,603
Prepaid expenses and other assets	17,274	17,900
Total assets	$2,065,426	$2,087,766

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$749,979	$769,748
Accounts payable and accrued expenses	68,498	62,683
Other liabilities	45,153	45,778
Total liabilities	863,630	878,209

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 60,102,459 shares and 59,659,522 shares issued and outstanding, respectively	601	597
Additional paid-in capital	1,304,829	1,297,877
Cumulative dividends in excess of net income	(103,497)	(88,675)
Accumulated other comprehensive loss	(187)	(292)
Total shareholders’ equity	1,201,796	1,209,557
Total liabilities and shareholders’ equity	$2,065,426	$2,087,766

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.32	3.04
Leverage ratio(1)	31.9%	32.6%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
REVENUE
Rooms	$127,552	$128,388	$358,291	$332,948
Food and beverage	29,633	29,620	95,852	86,032
Other	7,344	7,001	20,428	17,464
Total revenue	164,529	165,009	474,571	436,444

EXPENSES
Hotel operating expenses:
Rooms	28,532	27,826	81,909	75,070
Food and beverage	22,536	22,769	69,413	64,730
Other direct	1,690	2,061	4,837	5,300
Indirect	54,633	54,111	158,316	148,140
Total hotel operating expenses	107,391	106,767	314,475	293,240
Depreciation and amortization	18,703	18,306	55,797	51,162
Air rights contract amortization	130	130	390	390
Corporate general and administrative	4,074	4,019	14,074	13,094
Hotel acquisition costs	—	19	—	854
Total operating expenses	130,298	129,241	384,736	358,740

Operating income	34,231	35,768	89,835	77,704

Interest expense	(8,122)	(8,287)	(23,892)	(23,634)
Gain on sale of hotel	—	—	598	—

Income before income taxes	26,109	27,481	66,541	54,070

Income tax expense	(162)	(301)	(1,982)	(1,293)

Net income	25,947	27,180	64,559	52,777

Preferred share dividends	(2,422)	(2,422)	(7,266)	(7,266)
Net income available to common shareholders	$23,525	$24,758	$57,293	$45,511

Net income per common share:
Basic	$0.40	$0.42	$0.97	$0.79
Diluted	$0.40	$0.42	$0.97	$0.78

Weighted-average number of common shares outstanding:
Basic	58,729,338	58,552,800	58,711,056	57,107,919
Diluted	58,928,433	58,991,087	58,894,529	57,536,971

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2016	2015

Cash flows from operating activities:
Net income	$64,559	$52,777
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	55,797	51,162
Air rights contract amortization	390	390
Deferred financing costs amortization	1,409	1,410
Gain on sale of hotel	(598)	—
Share-based compensation	7,150	5,640
Other	(681)	(613)
Changes in assets and liabilities:
Accounts receivable, net	(11,209)	(11,590)
Prepaid expenses and other assets	624	(4,821)
Accounts payable and accrued expenses	4,605	8,311
Other liabilities	(33)	5,972
Net cash provided by operating activities	122,013	108,638

Cash flows from investing activities:
Acquisition of hotels, net of cash acquired	—	(255,249)
Disposition of hotel, net of cash sold	2,028	—
Improvements and additions to hotels	(17,562)	(30,044)
Change in restricted cash	(810)	839
Net cash used in investing activities	(16,344)	(284,454)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	—	153,962
Payment of offering costs related to sale of common shares	—	(276)
Borrowings under revolving credit facility	175,000	315,000
Repayments under revolving credit facility	(215,000)	(200,000)
Proceeds from issuance of mortgage debt	150,000	—
Principal prepayments on mortgage debt	(122,220)	—
Scheduled principal payments on mortgage debt	(7,847)	(7,650)
Payment of deferred financing costs	(935)	(2,311)
Payment of dividends to common shareholders	(70,842)	(57,536)
Payment of dividends to preferred shareholders	(7,266)	(7,266)
Repurchase of common shares	(194)	(1,698)
Net cash provided by (used in) financing activities	(99,304)	192,225
Net increase in cash	6,365	16,409
Cash and cash equivalents, beginning of period	50,544	29,326
Cash and cash equivalents, end of period	$56,909	$45,735

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$25,947	$27,180	$64,559	$52,777
Add: Interest expense	8,122	8,287	23,892	23,634
Income tax expense	162	301	1,982	1,293
Depreciation and amortization	18,703	18,306	55,797	51,162
Air rights contract amortization	130	130	390	390
Corporate general and administrative	4,074	4,019	14,074	13,094
Hotel acquisition costs	—	19	—	854
Hotel EBITDA	57,138	58,242	160,694	143,204

Less: Non-cash amortization(1)	(155)	(155)	(465)	(416)
Gain on sale of hotel	—	—	(598)	—
Adjusted Hotel EBITDA	56,983	58,087	159,631	142,788

Add: Prior owner Hotel EBITDA(2)	—	—	—	6,842
Pro forma Adjusted Hotel EBITDA	$56,983	$58,087	$159,631	$149,630

Total revenue	$164,529	$165,009	$474,571	$436,444
Add: Prior owner total revenue(2)	—	—	—	20,286
Pro forma total revenue	$164,529	$165,009	$474,571	$456,730

Pro forma Adjusted Hotel EBITDA Margin	34.6%	35.2%	33.6%	32.8%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$25,947	$27,180	$64,559	$52,777
Add: Interest expense	8,122	8,287	23,892	23,634
Income tax expense	162	301	1,982	1,293
Depreciation and amortization	18,703	18,306	55,797	51,162
Corporate EBITDA	52,934	54,074	146,230	128,866

Add: Hotel acquisition costs	—	19	—	854
Less: Non-cash amortization(1)	(26)	(25)	(76)	(26)
Gain on sale of hotel	—	—	(598)	—
Adjusted Corporate EBITDA	$52,908	$54,068	$145,556	$129,694
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$25,947	$27,180	$64,559	$52,777
Add: Depreciation and amortization	18,703	18,306	55,797	51,162
Less: Gain on sale of hotel	—	—	(598)	—
FFO	44,650	45,486	119,758	103,939

Less: Preferred share dividends	(2,422)	(2,422)	(7,266)	(7,266)
Dividends declared on unvested time-based awards	(146)	(153)	(435)	(426)
Undistributed earnings allocated to unvested time-based awards	—	(8)	—	—
FFO available to common shareholders	42,082	42,903	112,057	96,247

Add: Hotel acquisition costs	—	19	—	854
Non-cash amortization(1)	(26)	(25)	(76)	(26)
AFFO available to common shareholders	$42,056	$42,897	$111,981	$97,075

FFO per common share:
Basic	$0.72	$0.73	$1.91	$1.69
Diluted	$0.71	$0.73	$1.90	$1.67

AFFO per common share:
Basic	$0.72	$0.73	$1.91	$1.70
Diluted	$0.71	$0.73	$1.90	$1.69

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the three months and year ending December 31, 2016:

	Three Months Ending December 31, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$9,770	$11,870	$74,340	$76,440
Add: Interest expense	7,970	7,970	31,860	31,860
Income tax expense (benefit)	(160)	40	1,820	2,020
Depreciation and amortization	18,880	18,880	74,680	74,680
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,310	4,510	18,380	18,580
Hotel EBITDA	40,900	43,400	201,600	204,100

Less: Non-cash amortization(1)	(150)	(150)	(620)	(620)
Gain on sale of hotel	—	—	(600)	(600)
Adjusted Hotel EBITDA	$40,750	$43,250	$200,380	$202,880

Total revenue	$139,700	$143,400	$614,270	$617,970

Adjusted Hotel EBITDA Margin	29.2%	30.2%	32.6%	32.8%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months and year ending December 31, 2016:

	Three Months Ending December 31, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$9,770	$11,870	$74,340	$76,440
Add: Interest expense	7,970	7,970	31,860	31,860
Income tax expense (benefit)	(160)	40	1,820	2,020
Depreciation and amortization	18,880	18,880	74,680	74,680
Corporate EBITDA	36,460	38,760	182,700	185,000

Less: Non-cash amortization(1)	(20)	(20)	(100)	(100)
Gain on sale of hotel	—	—	(600)	(600)
Adjusted Corporate EBITDA	$36,440	$38,740	$182,000	$184,300
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months and year ending December 31, 2016:

	Three Months Ending December 31, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$9,770	$11,870	$74,340	$76,440
Add: Depreciation and amortization	18,880	18,880	74,680	74,680
Less: Gain on sale of hotel	—	—	(600)	(600)
FFO	28,650	30,750	148,420	150,520

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(130)	(130)	(570)	(570)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	26,100	28,200	138,160	140,260

Less: Non-cash amortization(1)	(20)	(20)	(100)	(100)
AFFO available to common shareholders	$26,080	$28,180	$138,060	$140,160

FFO per common share—basic and diluted	$0.44	$0.48	$2.35	$2.39

AFFO per common share—basic and diluted	$0.44	$0.48	$2.35	$2.39

Weighted-average number of common shares outstanding—basic and diluted	58,797	58,797	58,736	58,736
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Centric Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,694